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                                  EXHIBIT 10.6D

                      SECOND AMENDMENT TO CREDIT AGREEMENT


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               EXHIBIT 10.6D: SECOND AMENDMENT TO CREDIT AGREEMENT


                  This Amendment dated as of July 11, 1995, is between Bank of America National Trust and Savings Association (the "Bank") and Williams-Sonoma, Inc. (the "Borrower").

                                    RECITALS

                  A. The Bank and the Borrower entered into a certain Amended and Restated Credit Agreement dated as of October 13, 1994 (as previously amendment, the "Agreement").

                  B.  The Bank and the Borrower desire to amend the Agreement.

                                    AGREEMENT

                  1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

                  2. Amendments. The Agreement is hereby amended as follows:

                           2.1 Paragraph 1.1(a) of the Agreement is amended by increasing the amount of the Facility 1 Commitment for the period from the date of this Amendment through December 16, 1995 to Eighty Million Dollars ($80,000,000).

                           2.2 The first sentence of Paragraph 2.2 of the Agreement is amended to read as follows:

                  The amount of the letters of credit and shipside bonds outstanding at any one time (including the drawn and unreimbursed amounts of the letters of credit) may not exceed Twenty Million Dollars ($20,000,000).

                  3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that:

                           (a) There is no event which is, or with notice or lapse of time or both would be, an event of default under the Agreement;

                           (b) The representations and warranties in the Agreement are true and correct as of the date of this Amendment as if made on the date of this Amendment;

                           (c) This Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers; and

                           (d) This Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

                  4. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

                  This Amendment is executed as of the date first stated above.


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Bank of America National                         Williams-Sonoma, Inc.
Trust and Savings Association

By  /s/Hagop V. Bouldoukian                      By  /s/ W. Howard Lester
   ------------------------                          --------------------

   Hagop V. Bouldoukian                             W. Howard Lester
   Vice President                                   Chairman and Chief
                                                    Executive Officer

                                                 By  /s/ Russell Solt
                                                    -----------------
                                                    Russell Solt
                                                    Senior Vice President


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